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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                   F O R M  8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 28, 2000

                         CIT Equipment Collateral 2000-2
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

       000-00000                                          52-7109880
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(Commission File Number)                       (IRS Employer Identification No.)

                    c/o Chase Manhattan Bank USA, National Association
                        1201 North Market Street
                        Wilmington, Delaware 19801

              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (302) 428-3372

                                       N/A

         (Former name or former address, if changed since last report.)






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Item 2. Acquisition or Disposition of Assets.

         On September 28, 2000 NCT Funding Company, L.L.C. (the "Company") sold $200,000,000 aggregate principal amount of Class A-1 6.64% Receivable-Backed Notes, $356,000,000 aggregate principal amount of Class A-2 6.81% Receivable-Backed Notes, $306,000,000 aggregate principal amount of Class A-3 6.84% Receivable-Backed Notes, $132,549,665 aggregate principal amount of Class A-4 6.93% Receivable-Backed Notes, $15,870,473 aggregate principal amount of Class B 6.95% Receivable-Backed Notes, $21,160,631 aggregate principal amount of Class C 7.04% Receivable-Backed Notes and $26,450,790 aggregate principal amount of Class D 7.52% Receivable-Backed Notes (the "Notes"). The Notes have the benefit of certain funds deposited in a cash collateral account established pursuant to a Pooling and Servicing Agreement annexed hereto as Exhibit 4.3 (the "Pooling and Servicing Agreement"). The Notes were offered for sale to the public pursuant to a prospectus supplement dated September 21, 2000 to the prospectus dated July 19, 1999 (the "Prospectus").

         The Notes represent obligations of CIT Equipment Collateral 2000-2 (the "Trust"). The Trust was created pursuant to a Trust Agreement annexed hereto as
Exhibit 4.2 (the "Trust Agreement"). The Notes were issued pursuant to an Indenture (the "Indenture") annexed hereto as Exhibit 4.1.

         The property of the Trust primarily consists of a pool of commercial contracts consisting of true leases, finance leases and loan/conditional sale agreements for the lease/purchase of computer and telecommunication equipment, computer software and various other equipment (the "Contracts") and certain other property described in the Prospectus, including, without limitation, $68,772,051 which was deposited in the cash collateral account ($18,515,552 from the proceeds of a loan made by Capita Corporation pursuant to a Loan Agreement annexed hereto as Exhibit 10.2, and $50,256,499 retained from the proceeds of the sale of the Notes pursuant to the Indenture).

         All of the Contracts were acquired by the Company from CIT Financial USA, Inc. and sold by the Company to the Trust pursuant to the Pooling and Servicing Agreement.

         Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

         The following are filed herewith. The exhibit numbers correspond with
Item 601(b) of Regulation S-K.






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Exhibit No.    Description
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     1.1       Underwriting Agreement among NCT Funding Company, L.L.C., CIT
               Financial USA, Inc., Capita Corporation, and Salomon Smith Barney Inc. on behalf of itself and as representative of the several underwriters, dated September 21, 2000.

     4.1 Indenture between the CIT Equipment Collateral 2000-2 as Issuer and Allfirst Bank as Indenture Trustee, dated as of September 1, 2000.

     4.2 Trust Agreement between NCT Funding Company, L.L.C. as Trust Depositor and Chase Manhattan Bank USA, National Association as Owner Trustee, dated as of September 1, 2000.

     4.3 Pooling and Servicing Agreement among CIT Equipment Collateral 2000-2 as Issuer, NCT Funding Company, L.L.C. as Depositor, CIT Financial USA, Inc. in its individual capacity, and Capita Corporation in its individual capacity and as Servicer, dated as of September 1, 2000.

     10.1 Loan Agreement among CIT Equipment Collateral 2000-2 as the Trust, Allfirst Bank as Indenture Trustee, NCT Funding Company, L.L.C. as Trust Depositor, Capita Corporation in its individual capacity and as Servicer, the lender parties thereto from time to time, and Capita Corporation as Agent, dated as of September 1, 2000.

     10.2 Administration Agreement among CIT Equipment Collateral 2000-2 as Issuer, Capita Corporation as Administrator, NCT Funding Company, L.L.C. as Trust Depositor, and Allfirst Bank as Indenture Trustee, dated as of September 1, 2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             CIT EQUIPMENT COLLATERAL 2000-2

                             By: Capita Corporation,
                                 as Servicer

                             By:      /s/ Eric S. Mandelbaum
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                                Name:    Eric S. Mandelbaum






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                             Title:  Vice President and Assistant Secretary


Dated: October 4, 2000



                            STATEMENT OF DIFFERENCES
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The section symbol shall be expressed as.................................. 'SS'